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                                                                   EXHIBIT 10.17

                                  AMENDMENT TO
                        MORTGAGE LOAN PURCHASE AGREEMENT


          Amendment No. 1, dated as of May 8, 1997 (this "Amendment"), between
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Credit Suisse First Boston Mortgage Capital LLC (formerly known as CS First
Boston Mortgage Capital Corp.) (the "Purchaser") and Preferred Credit
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Corporation (formerly known as T.A.R. Preferred Mortgage Corporation) (the
"Seller").
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                                    RECITALS
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          The Purchaser and the Seller are parties to that certain Mortgage Loan
Purchase Agreement, dated August 1, 1996 (the "Existing Purchase Agreement"; as
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amended by this Amendment, the "Purchase Agreement").  Capitalized terms used
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but not otherwise defined herein shall have the meanings given to them in the
Existing Purchase Agreement.

          The Purchaser and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Purchase Agreement is hereby amended as follows:

          SECTION ONE. Section 27 of the Existing Purchase Agreement shall be deleted and replaced by the following:

          "SECTION 27,  Purchase Option.  The Purchaser and the Seller agree
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that, for a period beginning on May 8, 1997 or such other date as mutually agreed upon by the Purchaser and the Seller, (the "First Closing Date") pursuant
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to that certain Purchase Price and Terms Letter, dated May 7, 1997 between the
Seller and the

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Purchaser (the May Commitment Letter") and ending December 31, 1998 (the "Option
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Period"),  the Purchaser shall have the right to purchase any mortgage loans
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originated by the Seller until the Purchaser purchases mortgage loans in an amount not to exceed the sum of the aggregate "Minimum Delivery Amount" as set forth in the Schedule in Section (1) of the May Commitment Letter (such amount, the "Option Amount"), which meet the Underwriting Guidelines (as defined below)
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or any underwriting guidelines substantially similar to the Underwriting
Guidelines during such Option Period (the "Additional Mortgage Loans"), on the
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terms and conditions set forth below.  The Purchaser's sole remedy for the
Seller's failure to deliver mortgage loans as required in this paragraph shall be as expressly set forth in the fourth paragraph of this Section 27.

          The purchase price to be paid for the Additional Mortgage Loans purchased on the First Closing Date shall be the "Purchase Price" as defined in the May Commitment Letter. On each additional Closing Date following the First Closing Date, for the purchase and sale of additional Mortgage Loans, the weighted average gross coupon for the Additional Mortgage Loans being sold on such Closing Date shall be approximately equal to (which shall mean for purposes of this Section 27, plus or minus 10 basis points) the offer side yield for the "on the run" five year U.S. Treasury Note as quoted on Page 500 of Telerate plus 700 basis points. Subject to the following sentences, the purchase price for any Additional Mortgage Loans (other than the Additional Mortgage Loans purchased on the First Closing Date) purchased by the Purchaser (the "Additional
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Mortgage Loan Purchase Price") shall be calculated such that the corporate bond
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equivalent yield for the Additional Mortgage Loans, being sold on such Closing
Date, will be equivalent yield for the straight line interpolated offer side yield of the "on the run" four year U.S. Treasury Note plus a spread of 475 basis points, calculated using a fifteen year stated maturity, a servicing fee of 0.55 of 1%, a 48 day delay and a prepayment speed of 20 CPR; provided, however, in no event shall the percentage of par used to calculate the Additional Mortgage Loan Purchase Price be greater than the percentage of par used to calculate the Purchase Price in the May Commitment Letter.

          Each Additional Mortgage Loan shall conform to the underwriting guidelines effective as of August 21, 1996 (the "Underwriting Guidelines") or
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other underwriting guidelines substantially similar to the Underwriting
Guidelines. In the event that any Additional Mortgage Loan purchased and sold hereunder fails to conform to the Underwriting Guidelines or other underwriting guidelines substantially similar to the Underwriting Guidelines, the Purchaser shall have the right, to be exercised in its sole discretion, to reprice such Additional Mortgage Loan.

          In the event the Seller fails to deliver to the Purchaser by September 15, 1998 Additional Mortgage Loans with an aggregate outstanding principal balance at least equal to $750,000,000, the Seller shall pay to the Purchaser a pair-off fee (the "Pair-off Fee") equal to 100 basis points (1.00%) multiplied
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by the difference between (a) $750,000,000 and (b) the actual aggregate

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outstanding principal balance of Additional Mortgage Loans delivered to the
Purchaser by the Seller (the "Shortfall Amount") as of September 15, 1998.  In
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the event that as of December 31, 1998, the Seller fails to deliver to the
Purchaser Additional Mortgage Loans with an aggregate outstanding principal balance at least equal to $750,000,000, the Seller shall pay to the Purchaser an additional pair-off fee (the "Additional Pair-off Fee") equal to 200 basis
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points (2.00%) multiplied by the Shortfall Amount as of December 31, 1998. Such
Additional Pair-off Fee, if any, shall be due and payable on December 31, 19989. The Purchaser shall have the right, in its sole discretion, to set-off all or any portion of the Pair-off Fee or the Additional Pair-off Fee, if any, against any amounts owed to the Seller by the Purchaser.

          Any Additional Mortgage Loans purchased by the Purchaser shall be purchased pursuant and subject to this Agreement and the Seller's Warranties Agreement, unless otherwise mutually agreed by the parties hereto. Notwithstanding and in addition to the foregoing, in the event that the Purchaser declines to purchase any Additional Mortgage Loans during the Option Period that conform to the provisions set forth herein (the "Rejected Conforming
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Mortgage Loans"), the applicable Shortfall Amount shall be reduced by the
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aggregate outstanding principal balance of such Rejected Conforming Mortgage
Loans to calculate the Pair-off Fee or the Additional Pair-off Fee.

          Notwithstanding and in addition to the foregoing, in the event (a) the Purchaser declines to purchase any of the Additional

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Mortgage Loans as described in this Section or (b) the Purchaser causes the
SEller to repurchase any of the Mortgage Loan pursuant to Section 6(c) hereof (the "Repurchased Mortgage Loans") and the Seller subsequently securitizes the
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Repurchased Mortgage Loans, the Purchaser shall have the exclusive right, to be exercised at its sole option, to act as exclusive underwriter and/or placement agent on an offering by the Seller of securities backed by any or all of the Additional Mortgage Loans and/or the Repurchased Mortgage Loans (the "Securitization"), at an underwriting fee which shall be equal to the underwriting fee charged by the Purchaser, determined as of the closing date for the related Securitization, as the Purchaser's fee for underwriting securities collateralized by mortgage loans which were similar in size and product type as the related Securitization. This Section shall survive each Closing Date and shall be independently enforceable by the Purchaser."

          SECTION TWO.  Termination of Service.  The Purchaser and the Seller
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agree that notwithstanding anything to the contrary contained in the Purchase
Agreement or the Seller's Warranties Agreement, in the event that the Purchaser shall terminate the Servicer, in its sole discretion, with respect to servicing any or all of the Additional Mortgage Loans purchased on the First Closing Date, the Seller, upon receipt of an invoice for the fees associated with such termination (the "Termination Fee") from the Purchaser, shall promptly pay the
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Servicer all Termination Fees.

          SECTION THREE.  Survival of Terms Letter.  The Purchaser and the
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Seller agree that notwithstanding anything to the contrary

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contained in the Purchase Agreement or the Seller's Warranties Agreement, the
last two sentences in the first paragraph of the May Commitment Letter referring to the delivery by the Seller to the Purchaser of a stock warrant, shall survive each Closing Date until such warrant is delivered in accordance with the terms thereof.

          SECTION FOUR.  Seller Representations and Warranties.  The Seller
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hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Existing Purchase Agreement on its part to be observed or performed, and that no default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Purchase Agreement.

          SECTION FIVE.  Counterparts.  This Amendment may be executed by each
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of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION SIX.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE
TO THE CHOICE OF LAW PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.
                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                 CAPITAL LLC
                                 (Purchaser)
                                 By:_________________________________
                                 Name: ______________________________
                                 Title:______________________________

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                                 PREFERRED CREDIT CORPORATION
                                 (Seller)
                                 By:_________________________________
                                 Name: ______________________________
                                 Title:______________________________


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